                                                                     Exhibit 3.7

                                                              961146696 C $50.00
                                                              SECRETARY OF STATE
                                                              11-12-96 10:03

                            ARTICLES OF ORGANIZATION
                                       OF
                      BLACK HAWK/JACOBS ENTERTAINMENT, LLC

     The undersigned, a natural person of at least 18 years of age, acting as organizer, hereby forms a limited liability company by virtue of the Colorado Limited Liability Company Act, and adopts the following Articles of Organization for such limited liability company.

                                    ARTICLE I

                                      Name

     The name of the limited liability company is Black Hawk/Jacobs Entertainment, LLC.

                                   ARTICLE II

                           Principal Place of Business

     The principal place of business of the limited liability company is 2060 Broadway, Suite 400, Boulder, Colorado 80302.

                                   ARTICLE III

                                Registered Agent

     The registered agent of this limited liability company in this state is Black Hawk Gaming & Development Company, Inc. The business address of the registered agent is 2060 Broadway, Suite 400, Boulder, Colorado 80302.

                                   ARTICLE IV

                                 Initial Manager

     Management of this limited liability company shall be vested in managers rather than members. The name and business addresses of the initial manager who is to serve as manager until the first annual meeting of the members or until its successor is elected and qualified is as follows:

                                                        COMPUTER UPDATE COMPLETE
                                                                   PN

            Name                                 Address
            ----                                 -------
     BH Entertainment Ltd.              c/o Jacobs Entertainment Ltd.
                                        425 Lakeside Avenue
                                        Cleveland, Ohio 44114

                                    ARTICLE V

                  Limitations on Voting Securities or Interests

     The limited liability company shall not issue any voting securities or other voting interests except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder. The issuance of any voting securities or other voting interests in violation thereof shall be void and such voting securities or other voting interests shall be deemed not to be issued and outstanding until (a) the limited liability company shall cease to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission shall, by affirmative action, validate said issuance or waive any defect in issuance.

     No voting securities or other voting interests issued by the limited liability company and no interest, claim or charge therein or thereto shall be transferred in any manner whatsoever except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder. Any transfer in violation thereof shall be void until (a) the limited liability company shall cease to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission shall, by affirmative action, validate said transfer or waive any defect in said transfer.

     If the Colorado Limited Gaming Control Commission at any time determines that a holder of voting securities or other voting interests of this limited liability company is unsuitable to hold such securities or other voting interests, then the issuer of such voting securities or other voting interests may, within sixty (60) days after the finding of unsuitability, purchase such voting securities or other voting interests of such unsuitable person at the lesser of (i) the cash equivalent of such person's investment in the limited liability company, or (ii) the current market price as of the date of the finding of unsuitability unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Commission) within sixty (60) days after the finding of unsuitability. Until such voting securities or other voting interests are owned by persons found by the Commission to be suitable to own them, (a) the limited liability company shall not be required or permitted to pay any dividend or interest with regard to the voting securities or other voting interests, (b) the holder of such voting securities or other voting interests shall not be entitled to vote on any matter as the holder of the voting securities or other voting interests, and such voting securities or other voting interests shall not for any purposes be included in the voting securities or other voting interests of the limited liability company entitled to vote, and (c) the limited liability company shall not pay any remuneration in any form to the holder of the voting securities or other voting interests except in exchange for such voting securities or other voting interests as provided in this paragraph.

                                   ARTICLE VI

                                    Organizer

     The name and address of the organizer of this limited liability company is Samuel E. Wing, c/o Jones & Keller, P.C., 1625 Broadway, Suite 1600, Denver, CO 80202.

     IN WITNESS WHEREOF, I have signed these Articles of Organization this 12th day of November, 1996, and I acknowledge the same to be my true act and deed.


                                                       /s/ Samuel E. Wing
                                                       -------------------------
                                                       Organizer: Samuel E. Wing

                                                             For office use only

                                                             19971098316 C
                                                             $10.00
                                                             SECRETARY OF STATE
                                                             06-19-97 15:11:36

                           Mail to: Secretary of State
                              Corporations Section
                             1560 Broadway, Suite 200
                                 Denver, CO 80202
                                  (303)894-2251
MUST BE TYPED                   Fax (303) 894-2242
FILING FEE:$10.00
MUST SUBMIT TWO COPIES
            ---

Please include a typed
self-addressed envelope

                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

Black Hawk/Jacobs Entertainment, LLC, a limited liability company under the laws of Colorado, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1. The location of its principal office is: 2060 Broadway, Suite 400, Boulder, Colorado 80302.

2.   The name, other than its own, under which the business is carried on is:
     The Lodge Casino at Black Hawk.

3. A brief description of the kind of business transacted under such assumed or trade name is: The operation of a gaming casino/lodge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Limited Partnership or Limited Liability
   Companies complete this section.        Corporations complete this section
--------------------------------------------------------------------------------

Black Hawk/Jacobs Entertainment, LLC

By: /s/ Stephen R. Roark                   By:
    ------------------------------------      ----------------------------------
    Stephen R. Roark, Manager              Its ____________Title _______________
--------------------------------------------------------------------------------

                                                             For office use only

                                                             19971161824 C
                                                             $ 10.00
                                                             SECRETARY OF STATE
                                                             10-08-97 15:55:21

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $10.00
MUST SUBMIT TWO COPIES
            ---

Please include a typed
self-addressed envelope

                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

Black Hawk/Jacobs Entertainment, LLC, a corporation, limited liability company under the laws of Colorado, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1. The location of its principal office is: 2060 Broadway, Suite 400, Boulder, CO 80302

2.   The name, other than its own, under which the business is carried on is:
     The Seasons Buffet

3. A brief description of the kind of business transacted under such assumed or trade name is: Buffet Restaurant
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Limited Partnership or Limited Liability
    Companies complete this section.       Corporations complete this section
--------------------------------------------------------------------------------

Black Hawk/Jacobs Entertainment, LLC
------------------------------------       -------------------------------------

By /s/ Stephen R. Roark                    By
   -------------------------------------      ----------------------------------
   Stephen R. Roark, Manager               Its _____________Title  _____________
--------------------------------------------------------------------------------

                                                             For office use only

                                                             19971161025 C
                                                             $ 10.00
                                                             SECRETARY OF STATE
                                                             10-06-97   15:55:21

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                  (303)894-2251
MUST BE TYPED                   Fax (303)894-2242
FILING FEE:$10.00
MUST SUBMIT TWO COPIES
            ---

Please include a typed
self-addresssed envelope

                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

Black Hawk/Jacobs Entertainment, LLC, a corporation, limited liability company under the laws of Colorado, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1. The location of its principal office is: 2060 Broadway, Suite 400, Boulder, CO 80302.

2.   The name, other than its own, under which the business is carried on is:
     Jake's

3. A brief description of the kind of business transacted under such assumed or trade name is: Pub Restaurants
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Limited Partnership or Limited Liability
    Companies complete this section.       Corporations complete this section
--------------------------------------------------------------------------------

Black Hawk/Jacobs Entertainment, LLC
------------------------------------       -------------------------------------


By: /s/ Stephen R. Roark                   By:
    ------------------------------------      ----------------------------------
    Stephen R. Roark, Manager              Its ____________  Title _____________
--------------------------------------------------------------------------------

                                                        COMPUTER UPDATE COMPLETE
                                                                  CAW

                                                             For office use only

                                                             19971161826 C
                                                             $ 10.00
                                                             SECRETARY OF STATE
                                                             10-08-97 15:55:21

                          Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $10.00
MUST SUBMIT TWO COPIES
            ---

Please include a typed
self-addressed envelope

                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

Black Hawk/Jacobs Entertainment, LLC, a corporation, limited liability company under the laws of Colorado, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1. The location of its principal office is: 2060 Broadway, Suite 400, Boulder, CO 80302

2.   The name, other than its own, under which the business is carried on is:
     The White Buffalo Grill

3. A brief description of the kind of business transacted under such assumed or trade name is: Upscale Restaurant
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Limited Partnership or Limited Liability
    Companies complete this section.       Corporations complete this section
--------------------------------------------------------------------------------

Black Hawk/Jacobs Entertainment, LLC
------------------------------------       -------------------------------------


By /s/ Stephen R. Roark                    By
   -------------------------------------      ----------------------------------
   Stephen R. Roark, Manager               Its _____________ Title _____________
--------------------------------------------------------------------------------

                                                             For office Use only

                                                             19971198349 M
                                                             $ 5.00
                                                             SECRETARY OF STATE
                                                             12-10-97  14:16:52

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $5.00
MUST SUBMIT TWO COPIES
            ---

                             STATEMENT OF CHANGE OF
Please include a typed        REGISTERED OFFICE OR
self addressed envelope     REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of: ___________________________________________________

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is: Black Hawk / Jacobs Entertainment, LLC

SECOND: Street Address of current REGISTERED OFFICE is: 2060 Broadway, Suite
        400, Boulder, CO 80302

                 (Include City, State, Zip)

        and if changed, the new street address is:______________________________
                                                    (Include City, State, Zip)

THIRD:  The name of its current REGISTERED AGENT is:____________________________

        and if changed, the new registered agent is:____________________________

        Signature of New Registered Agent_______________________________________

        Principal place of business_____________________________________________
                                                (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is 17301 West Colfax, Suite 170, Golden, CO 80401


                                           Signature /s/ illegible
                                                     ---------------------------
                                           Title:    V.P.
                                                  ------------------------------

                                                        COMPUTER UPDATE COMPLETE
                                                                  CAW

                                                              Revised 7/97

                                STATE OF COLORADO
                               BIENNIAL REPORT OF
                   A CORPORATION OR LIMITED LIABILITY COMPANY

FEE $ 45.00
ON OR BEFORE
DATE DUE 4:30:99
REPORT YEAR 1999

               READ INSTRUCTION ON REVERSE SIDE BEFORE COMPLETING

                       SUBMIT SIGNED FORM WITH FILING FEE

                                                         THIS FORM MUST BE TYPED

MAILING DATE
            ---------------

INFORMATION BELOW IS ON FILE IN THIS OFFICE. DO NOT CHANGE PRE-PRINTED
INFORMATION
--------------------------------------------------------------------------------
CORPORATE NAME REGISTERED AGENT,                            FOR OFFICE USE ONLY
REGISTERED OFFICE CITY, STATE & ZIP
                                                            19991057965 C
19961146696 DLLC                                            $ 60.00
STATE/COUNTRY OF INC CO                                     SECRETARY OF STATE
   BLACK HAWK GAMING &                                      03-29-1999 11:29:27
   BLACK HAWK/JACOBS ENTERTAINMENT, LLC
   DEVELOPMENT COMPANY INC
   2060 BROADWAY STE 400                    FIRST REPORT OR CORRECTIONS
   BOULDER CO 80302                         IN THIS COLUMN

--------------------------------------------------------------------------------
   Return completed reports to:       TYPE NEW AGENT NAME Stephen R. Roark
      Departmental of State           ------------------------------------------
     Corporate Report Section         SIGNATURE OF NEW REGISTERED AGENT
    1560 Broadway, Suite 200
        Denver, CO 8020                               /s/ Stephen R. Roark
                                      ------------------------------------------
                                      MUST HAVE A STREET ADDRESS 240 Main Street
                                      ------------------------------------------
                                      CITY Black Hawk    STATE CO      ZIP 80422
-----------------------------------   ------------------------------------------

OFFICERS NAME AND ADDRESS  TITLE
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

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                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

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                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

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DIRECTORS CP LIMITED LIABILITY       (If you have less than 3 shareholders, you
      COMPANY MANAGERS                may list less than 3 directors)
                                      ------------------------------------------
BH ENTERTAINMENT LTD
C/O JACOBS ENTERTAINMENT LTD          ------------------------------------------
425 LAKESIDE AVE
CLEVELAND OH 44114                    ------------------------------------------

--------------------------------------------------------------------------------
Black Hawk Gaming & Development
Co, Inc.                              ------------------------------------------
240 Main Street
Black Hawk, CO 80422                  ------------------------------------------

                                      ------------------------------------------

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                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

--------------------------------------------------------------------------------
Address of Principal Place of Business
Street: 240 Main Street
        ------------------------------------------------------------------------
City: Black Hawk           Sate CO          Zip 80422
      --------------------      ------------    -----------------------------
                                    SIGNATURE

Under penalties of perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agent, has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.


BY: /s/ Stephen R. Roark
    ----------------------------
       Authorized Agent

TITLE: President, Black Hawk, Gaming & Development Company, Inc.
       ---------------------------------------------------------

Date  March 29 19__

     NOTE: DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT!!! SEE INSTRUCTIONS ON REVERSE. IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT. MARK THIS BOX. SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE(UPPER LEFT HAND CORNER). IF YOU ARE FILING AFTER THE DATE DUE ABOVE. CONTACT THIS OFFICE FOR THE PROPER FEE (303) 894-2251

                            SEE INSTRUCTIONS ON BACK